                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                 July 21, 1999
               Date of Report (Date of earliest event reported)


                               TUT SYSTEMS, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                    0-25291                    94-2958543
----------------------------   ------------------------     -------------------
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
     of incorporation)                                       Identification No.)


                                2495 ESTAND WAY
                        PLEASANT HILL, CALIFORNIA 94523
         (Address of principal executive offices, including zip code)

                                (925) 682-6510
             (Registrant's telephone number, including area code)

                                      N/A
            (Former name or address, if changed since last report)

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Item 5.   Other Events
          ------------

     On July 21, 1999, Tut Systems, Inc. (the "Company") announced combined results of operations of the Company and PublicPort, Inc., for the 30 day period ended July 17, 1999. Such results of operations yielded revenues of $2.5 million, loss from operations of $0.8 million and a net loss of $0.6 million or $.06 per share (on 11,626,000 weighted average pro forma shares).
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                                   SIGNATURE

     Pursuant to requirements of the Securities Exchange Act of 1934, Tut Systems, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       TUT SYSTEMS, INC.



Dated:  July 23, 1999                  By:  /s/ Nelson B. Caldwell
                                            ___________________________________
                                            Nelson B. Caldwell, Vice President
                                            and Chief Financial Officer